News From:
                                           Redington, Inc.
Delcath Systems, Inc.                      49 Richmondville, Westport, CT  06880

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Release Date: IMMEDIATE

                                                                      Exhibit 99
                                                                      ----------
Contact:
        M.S. Koly                              Thomas Redington
        Chief Executive Officer                Redington, Inc
        Delcath Systems, Inc.                  203/222-7399
        203/323-8668                           212/926-1733
        www.delcath.com                        www.redingtoninc.com
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                DELCATH ANNOUNCES A PUBLIC OFFERING OF SECURITIES
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           STAMFORD, CT DEC 9 - Delcath Systems, Inc. (Nasdaq: DCTH)
       announced today that it has filed a registration statement with the Securities and Exchange Commission for an underwritten public offering of securities in the form of units. Each unit will consist of shares of common stock and warrants to purchase shares of common stock. Delcath anticipates that, if the offering is completed, it will use the net proceeds it receives for working capital to fund human clinical trials and pay other associated costs in connection with obtaining pre-marketing approval of the Delcath system from the U.S. Food and Drug Administration.
       Roan/Meyers Associates, L.P. will represent the underwriters in connection with the anticipated offering.
           Delcath is a development stage company that has developed a system, the Delcath system, which is designed to administer high doses of chemotherapy to the liver for treatment of liver cancer.
       The Delcath system is not currently approved for marketing by the FDA, and it cannot be marketed in the United States without FDA pre-marketing approval.
           The registration statement has been filed with the Securities and Exchange Commission but has not yet become effective. The units may not be sold nor may offers to buy the units be accepted prior to the time the registration statement becomes effective.
       This release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
           Any statements released by Delcath that are forward-looking are made pursuant to the safe harbor provisions of the Private
       Securities Litigation Reform Act of 1995. Terms such as
       "anticipates," "expects," words of similar import and variations on such words are intended to identify forward-looking statements. Investors are cautioned that forward-looking statements necessarily involve risks and uncertainties which are difficult to predict and actual outcomes may vary materially from what is expressed or forecasted in such forward-looking statements.
           When available, copies of the preliminary prospectus filed as part of the registration statement may be obtained without charge, by directing a

                                     -more-
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       request to Delcath Systems, Inc., 1100 Summer Street, Stamford,
       Connecticut 06905,  Attention:  M. S. Koly.
           Delcath, a development-stage company, is in the business of developing and marketing a proprietary drug delivery system capable of introducing, and removing, high-dose chemotherapy agents to a diseased organ system while greatly inhibiting their entry into the general circulatory system.

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           This release contains "FORWARD-LOOKING STATEMENTS" BASED ON
       CURRENT EXPECTATIONS BUT INVOLVING KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES. ACTUAL RESULTS OR ACHIEVEMENTS MAY BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED. DELCATH PLANS AND OBJECTIVES ARE BASED ON ASSUMPTIONS INVOLVING JUDGMENTS WITH RESPECT TO FUTURE ECONOMIC, COMPETITIVE AND MARKET CONDITIONS, ITS ABILITY TO CONSUMMATE, AND THE TIMING OF, ACQUISITIONS AND FUTURE BUSINESS DECISIONS, ALL OF WHICH ARE DIFFICULT OR IMPOSSIBLE TO PREDICT ACCURATELY AND MANY OF WHICH ARE BEYOND ITS CONTROL. THEREFORE, THERE CAN BE NO ASSURANCE THAN ANY FORWARD-LOOKING STATEMENT WILL PROVE TO BE ACCURATE.

       12/9/02